UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FIVE	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 14, 2022, Five Below, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the Five Below, Inc. 2022 Equity Incentive Plan (the “Equity Plan”). A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting held on June 14, 2022, which was filed with the Securities and Exchange Commission on May 5, 2022. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved proposals to amend the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”), and Amended and Restated Bylaws to: (i) eliminate the classified board structure and provide for the annual election of directors; and (ii) increase the maximum number of directors from 11 to 14 (the “Amendments”). The Board previously approved the Amendments, subject to receipt of shareholder approval at the Annual Meeting. To effectuate the amendment to the Charter, the Company filed Articles of Amendment with the Pennsylvania Department of State, which became effective June 14, 2022. The foregoing descriptions are summaries only, and are qualified in their entirety by reference to the complete text of the Articles of Amendment, which is being filed as Exhibit 3.1 to this Form 8-K, and the complete text of the Amended and Restated Bylaws, which is being filed as Exhibit 3.2 to this Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of 55,512,344 shares of the Company’s common stock were entitled to vote as of April 19, 2022, the record date for the Annual Meeting, of which 52,200,707 were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on May 5, 2022.

PROPOSAL 1: Election of four Class I Directors to hold office until the 2025 Annual Meeting of Shareholders.

Name	For	Against	Abstentions	Broker Non-Votes
Catherine E. Buggeln	49,381,868	1,381,849	28,759	1,408,231
Michael F. Devine	50,203,826	558,790	29,860	1,408,231
Bernard Kim	50,253,651	508,980	29,845	1,408,231
Ronald L. Sargent	48,987,491	1,774,987	29,998	1,408,231

PROPOSAL 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,264,614	915,514	20,579	0

PROPOSAL 3: Adoption of the Five Below, Inc. 2022 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,610,850	1,162,858	18,768	1,408,231

PROPOSAL 4: Approval on an advisory (non-binding) basis of the Company’s named executive officer compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,039,934	720,385	32,157	1,408,231

PROPOSAL 5: Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to declassify the board of directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,759,926	13,251	19,299	1,408,231

PROPOSAL 6: Amendments to the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to increase the maximum allowable number of directors to 14.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,007,831	162,809	30,067	0

Item 8.01	Other Events

On June 14, 2022, the Board of Directors approved a share repurchase program authorizing the repurchase of up to $100 million of the Company’s common stock through June 30, 2025, on the open market, in privately negotiated transactions, or otherwise. There can be no assurances that any such repurchases will be completed, or as to the timing or amount of any repurchases.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Five Below, Inc.

3.2	Amended and Restated Bylaws of Five Below, Inc.

10.1	Five Below, Inc. 2022 Equity Incentive Plan (incorporated by reference to Appendix A-1 to the proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 5, 2022).

99.1	Press release, dated June 14, 2022.

99.2	Press release, dated June 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Chief Financial Officer and Treasurer

Date: June 14, 2022